UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8721

Name of Fund:  Merrill Lynch Global Technology Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Global Technology Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/04

Date of reporting period: 04/01/03 - 09/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Global Technology
Fund, Inc.


Semi-Annual Report
September 30, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Global Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011




Merrill Lynch Global Technology Fund, Inc.


Portfolio Information As of September 30, 2003



                                                 Percent of
Ten Largest Equity Holdings                      Net Assets

Microsoft Corporation                                5.0%
Intel Corporation                                    4.7
Computer Associates International, Inc.              4.2
Broadcom Corporation (Class A)                       3.7
Dell Inc.                                            3.3
Cisco Systems, Inc.                                  2.9
Nokia Oyj 'A' (ADR)                                  2.8
EMC Corporation                                      2.4
SAP AG (Systeme, Anwendungen, Produkte
   in der Datenverarbeitung) (ADR)                   2.2
Samsung Electronics                                  2.1



                                                 Percent of
Five Largest Industries* (Equity Investments)    Net Assets

Semiconductors                                      19.0%
Systems Software                                    16.5
Telecommunications Equipment                         9.4
Application Software                                 8.6
Semiconductor Equipment                              6.2

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003




A Letter From the President


Dear Shareholder

As we enter the final quarter of 2003, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, global equity market uncertainty turned to strength and an economic slowdown that finally started to reverse trend in important areas around the globe.

The U.S. economy benefited from stimulative monetary and fiscal policy, improving corporate profits and tightening credit spreads. In Europe, the central bank initiated more active monetary policy in an effort to rouse economic growth. The economies of several Asian countries, particularly China, have experienced strong growth so far in 2003. Finally, Japan, the world's second-largest economy, appeared to be emerging from a long period of deflation.

Equity markets have made a strong showing so far this year, rebounding from one of the most dismal three-year periods in history. The S&P 500 Index posted year-to-date and 12-month returns of +14.72% and +24.40%, respectively, as of September 30, 2003. The MSCI World Index, which measures the performance of 23 developed countries worldwide, returned +16.49% year-to-date and +25.40% over the past 12 months.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003




A Discussion With Your Fund's Portfolio Manager


The equity market rally that commenced this spring benefited both the technology sector and the Fund, which outperformed its benchmark and its peer group during the six-month period.


How did the Fund perform during the period in light of the existing market conditions?

The period was marked by a long-awaited return to equity market strength that benefited technology stocks significantly. The leading performance of the technology sector contributed to the Fund's meaningful outperformance of the Standard & Poor's 500 (S&P 500) Index, which measures a broader menu of stocks covering various sectors of the market.

For the six-month period ended September 30, 2003, Merrill Lynch Global Technology Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +45.34%, +44.84%, +44.62%, +45.49% and +45.95%, respectively, outperforming the +18.45% return of the unmanaged benchmark S&P 500 Index. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 8 of this report to shareholders.)

For the six-month period, Fund returns also exceeded the +37.87% average return of the Lipper Science and Technology Funds. (Funds in this Lipper category invest 65% of their equity portfolio in science and technology stocks.)


What were the reasons for the Fund's outperformance during the period?

Throughout the period, technology stocks paced the strong equity market rally that commenced in March 2003. The improved fundamentals of technology stocks, coupled with increasing valuations, resulted in a return more than double that of the S&P 500 Index.

The Fund's performance also benefited from favorable stock selection. Individual stocks that contributed significantly to returns included Cray Inc., EMC Corporation and Seagate Technology in the computers and peripherals sector; AU Optronics and Symbol Technologies in electronic equipment; Cognizant Technology in information technology services; Broadcom Corporation, Marvell Technology Group Ltd. and Taiwan Semiconductor Manufacturing Company Ltd. in semiconductors; and Computer Associates International, Inc. and VERITAS Software Corporation in systems software.

Fund performance was hindered by its overweight positions in WebMD Corporation in the health care providers and services sector, Affiliated Computer Services, Inc. in information technology services, Sun Microsystems, Inc. in computers and peripherals, and AT&T Wireless and Vodafone Group in wireless telecommunication services.


What changes were made to the portfolio during the period?

We continued trimming investments in the computers and peripherals, Internet software and services, and systems software areas based on individual stocks' risk profiles. At the same time, we added to our positions in the Internet catalog and retail, media and communications equipment sectors, where we saw fundamental improvement on both an absolute basis and a relative basis within the industry.


How would you characterize the Fund's position at the close of the period?

As of September 30, 2003, the Fund had net assets of $615.7 million. Approximately 82% of the portfolio was comprised of companies based in North America, while Asia-based and European stocks each represented approximately 9% of the Fund.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003




The Fund's top five positions at the close of the period were Microsoft Corporation (5.0% of net assets), Intel Corporation (4.7%), Computer Associates (4.2%), Broadcom Corporation (3.7%) and Dell Computer (3.3%). Our largest absolute industry commitment was in semiconductors, with 19% of net assets invested in this area as of September 30.

Entering the fourth quarter of 2003, technology stocks continued to show strong performance, and we continued to participate fully in the opportunities the market had to offer. We expect our diversified portfolio of technology stocks to perform well as the economy strengthens and more sectors in our market benefit from increased business momentum. Given the recent signs of corporate earnings strength, we believe increased capital spending should soon follow. This, in turn, could result in an improved outlook for information technology spending in 2004 and beyond, which may help keep technology stocks at the forefront of the equity market rally.


David Poiesz
Vice President and Portfolio Manager


October 8, 2003



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003




Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003




Performance Data (continued)


Average Annual Total Return





                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/03                  +69.38%          +60.49%
Five Years Ended 9/30/03                - 4.43           - 5.45
Inception (6/26/98)
through 9/30/03                         - 6.35           - 7.30

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 9/30/03                  +67.68%          +63.68%
Five Years Ended 9/30/03                - 5.19           - 5.56
Inception (6/26/98)
through 9/30/03                         - 7.10           - 7.27

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 9/30/03                  +67.86%          +66.86%
Five Years Ended 9/30/03                - 5.22           - 5.22
Inception (6/26/98)
through 9/30/03                         - 7.12           - 7.12

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 9/30/03                  +69.68%          +60.77%
Five Years Ended 9/30/03                - 4.18           - 5.21
Inception (6/26/98)
through 9/30/03                         - 6.12           - 7.08

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.




Aggregate Total Return


                                                     % Return Without
                                                       Sales Charge
Class R Shares

Inception (1/03/03) through 9/30/03                      +35.57%



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003



Performance Data (concluded)

Recent Performance Results


                                                    6-Month        12-Month     Since Inception
As of September 30, 2003                          Total Return   Total Return     Total Return
ML Global Technology Fund, Inc.--Class A Shares*     +45.34%        +69.38%          -29.19%
ML Global Technology Fund, Inc.--Class B Shares*     +44.84         +67.68           -32.12
ML Global Technology Fund, Inc.--Class C Shares*     +44.62         +67.86           -32.23
ML Global Technology Fund, Inc.--Class I Shares*     +45.49         +69.68           -28.28
ML Global Technology Fund, Inc.--Class R Shares*     +45.95           --             +35.57
Standard & Poor's 500 Index**                        +18.45         +24.40        -5.31/+11.07

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's since inception periods are from 6/26/98 for Class A, Class
B, Class C & Class I Shares and from 1/03/03 for Class R Shares.

**This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets
(mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total returns are from 6/26/98 and 1/03/03, respectively.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003



Schedule of Investments
                                                                                                    Value        Percent of
Country      Industry++++         Shares Held   Common Stocks                                 (in U.S. dollars)  Net Assets
Bermuda      Semiconductors           150,000   ++Marvell Technology Group Ltd.                      $    5,662,500    0.9%

                                                Total Common Stocks in Bermuda                            5,662,500    0.9


Canada       Application Software     175,000   ++Cognos, Inc.                                            5,428,500    0.9

             Semiconductor Equipment  420,000   ++Celestica Inc.                                          6,661,200    1.1

             Telecommunications     3,000,000   ++Nortel Networks Corporation                            12,300,000    2.0
             Equipment

             Wireless                 250,000   ++Sierra Wireless                                         3,242,500    0.5
             Telecommunication
             Services

                                                Total Common Stocks in Canada                            27,632,200    4.5


Finland      Telecommunications     1,125,000   Nokia Oyj 'A' (ADR)*                                     17,550,000    2.8
             Equipment

                                                Total Common Stocks in Finland                           17,550,000    2.8


Germany      Application Software     435,000   SAP AG (Systeme, Anwendungen, Produkte in der            13,228,350    2.2
                                                Datenverarbeitung) (ADR)*

             Semiconductors           400,000   ++Infineon Technologies AG (ADR)*                         5,156,000    0.8

                                                Total Common Stocks in Germany                           18,384,350    3.0


India        IT Consulting &          109,000   Infosys Technologies Limited (ADR)*                       7,419,848    1.2
             Services

                                                Total Common Stocks in India                              7,419,848    1.2


Israel       Systems Software         250,000   ++Check Point Software Technologies Ltd.                  4,200,000    0.7

                                                Total Common Stocks in Israel                             4,200,000    0.7


Japan        Appliances               300,000   Sony Corporation (ADR)*                                  10,440,000    1.7

             Semiconductor Equipment   37,000   Advantest Corporation                                     2,454,191    0.4

                                                Total Common Stocks in Japan                             12,894,191    2.1


Netherlands  Semiconductor Equipment  550,000   ++ASM Lithography Holding NV (NY Registered Shares)       7,221,500    1.2

                                                Total Common Stocks in the Netherlands                    7,221,500    1.2


South Korea  Semiconductors            38,000   Samsung Electronics                                      12,951,354    2.1

                                                Total Common Stocks in South Korea                       12,951,354    2.1


Taiwan       Electronics              551,700   AU Optronics Corp. (ADR)*                                 7,039,692    1.1

             Semiconductors         6,390,276   ++Taiwan Semiconductor Manufacturing Company             12,587,481    2.1

                                                Total Common Stocks in Taiwan                            19,627,173    3.2


United       Wireless                 270,000   Vodafone Group PLC (ADR)*                                 5,467,500    0.9
Kingdom      Telecommunication
             Services

                                                Total Common Stocks in the United Kingdom                 5,467,500    0.9


United       Application Software     400,000   ++Citrix Systems, Inc.                                    8,832,000    1.4
States                                175,000   ++Mercury Interactive Corporation                         7,946,750    1.3
                                      850,000   ++Parametric Technology Corporation                       2,652,000    0.4
                                    1,115,000   ++Siebel Systems, Inc.                                   10,837,800    1.8
                                      105,800   ++Take-Two Interactive Software, Inc.                     3,615,186    0.6
                                                                                                     --------------  ------
                                                                                                         33,883,736    5.5

             Audio/Video Products      51,200   ++Digital Theater Systems Inc.                            1,458,227    0.2

             Broadcasting &           300,000   ++Citadel Broadcasting Company                            5,928,000    0.9
             Cable TV                 275,000   ++Comcast Corporation (Class A)                           8,492,000    1.4
                                      350,000   ++InterActiveCorp                                        11,567,500    1.9
                                                                                                     --------------  ------
                                                                                                         25,987,500    4.2



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003



Schedule of Investments (continued)
                                                                                                    Value        Percent of
Country      Industry++++         Shares Held   Common Stocks                                 (in U.S. dollars)  Net Assets
United       Computer Hardware        614,900   ++Cray, Inc.                                         $    6,751,602    1.1%
States                                600,000   ++Dell Inc.                                              20,034,000    3.3
(continued)                         2,334,300   ++Sun Microsystems, Inc.                                  7,726,533    1.2
                                                                                                     --------------  ------
                                                                                                         34,512,135    5.6

             Computer Storage       1,200,000   ++EMC Corporation                                        15,156,000    2.4
             & Peripherals            600,000   ++Maxtor Corporation                                      7,302,000    1.2
                                      300,000   ++McDATA Corporation (Class A)                            3,591,000    0.6
                                      150,000   ++Network Appliance, Inc.                                 3,079,500    0.5
                                      150,000   Seagate Technology                                        4,080,000    0.7
                                                                                                     --------------  ------
                                                                                                         33,208,500    5.4

             Data Processing          100,000   Paychex, Inc.                                             3,393,000    0.6
             Services

             Electronic Equipment     640,000   ++Sanmina - SCI Corporation                               6,208,000    1.0
             & Instruments             25,000   Symbol Technologies, Inc.                                   298,750    0.0
                                                                                                     --------------  ------
                                                                                                          6,506,750    1.0

             Health Care              800,000   ++WebMD Corporation                                       7,136,000    1.2
             Distributors & Services

             IT Consulting &          125,000   ++Cognizant Technology Solutions Corporation              4,558,750    0.7
             Services

             Internet                 500,000   ++RealNetworks, Inc.                                      3,275,000    0.5

             Internet Retail          150,000   ++Amazon.com, Inc.                                        7,254,000    1.2
                                       65,200   ++Priceline.com Incorporated                              1,890,148    0.3
                                                                                                     --------------  ------
                                                                                                          9,144,148    1.5

             Internet Software        376,800   ++EarthLink, Inc.                                         3,101,064    0.5
             & Services               125,000   ++FindWhat.com                                            2,160,000    0.4
                                      500,000   ++Opsware, Inc.                                           3,650,000    0.6
                                    4,250,000   ++Vignette Corporation                                    9,775,000    1.6
                                                                                                     --------------  ------
                                                                                                         18,686,064    3.1

             Movies &                 800,000   ++AOL Time Warner Inc.                                   12,088,000    2.0
             Entertainment

             Networking Equipment     910,000   ++Cisco Systems, Inc.                                    17,781,400    2.9
                                      325,000   ++F5 Networks, Inc.                                       6,253,000    1.0
                                                                                                     --------------  ------
                                                                                                         24,034,400    3.9

             Optical Components       400,000   ++Corning Incorporated                                    3,768,000    0.6
             & Networking

             Semiconductor Equipment  250,000   ++AMIS Holdings, Inc.                                     4,615,000    0.7
                                      450,000   ++Applied Materials, Inc.                                 8,163,000    1.3
                                      150,000   ++Brooks Automation, Inc.                                 3,135,000    0.5
                                      500,000   ++ChipPAC, Inc.                                           2,945,000    0.5
                                      323,500   ++Skyworks Solutions, Inc.                                2,943,850    0.5
                                                                                                     --------------  ------
                                                                                                         21,801,850    3.5

             Semiconductors         3,600,000   ++Agere Systems Inc. (Class B)                           10,404,000    1.7
                                      850,000   ++Broadcom Corporation (Class A)                         22,627,000    3.7
                                    1,050,000   Intel Corporation                                        28,885,500    4.7
                                      265,000   STMicroelectronics NV (NY Registered Shares)              6,373,250    1.0
                                       16,000   ++Sigmatel Incorporated                                     329,760    0.0
                                      325,000   Texas Instruments Incorporated                            7,410,000    1.2
                                      165,000   ++Xilinx, Inc.                                            4,704,150    0.8
                                                                                                     --------------  ------
                                                                                                         80,733,660   13.1

             Software                 451,128   ++Synchrologic, Inc. (Class D)                            3,000,001    0.5

             Systems Software       1,000,000   Computer Associates International, Inc.                  26,110,000    4.2
                                      500,000   ++Documentum, Inc.                                       10,655,000    1.7
                                      690,500   ++Informatica Corporation                                 5,144,225    0.8
                                      350,000   ++Micromuse, Inc.                                         2,863,000    0.5



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003



Schedule of Investments (continued)
                                                                                                    Value        Percent of
Country      Industry++++         Shares Held   Common Stocks                                 (in U.S. dollars)  Net Assets
United       Systems Software       1,100,000   Microsoft Corporation                                $   30,569,000    5.0%
States       (concluded)              850,000   ++Oracle Corporation                                      9,537,000    1.6
(concluded)                           250,000   ++Quest Software, Inc.                                    3,025,000    0.5
                                      300,000   ++VERITAS Software Corporation                            9,420,000    1.5
                                                                                                     --------------  ------
                                                                                                         97,323,225   15.8

             Telecommunications     1,300,000   ++Sprint Corp. (PCS Group)                                7,449,000    1.2

             Telecommunications     1,200,000   ++Avanex Corporation                                      5,820,000    0.9
             Equipment                500,000   ++CIENA Corporation                                       2,955,000    0.5
                                      590,000   ++Comverse Technology, Inc.                               8,826,400    1.4
                                    1,625,000   ++JDS Uniphase Corporation                                5,850,000    1.0
                                      188,600   ++Tekelec                                                 2,944,046    0.5
                                      305,600   ++Terayon Communication Systems, Inc.                     1,757,200    0.3
                                                                                                     --------------  ------
                                                                                                         28,152,646    4.6

             Wireless                 400,000   ++AT&T Wireless Services Inc.                             3,272,000    0.5
             Telecommunication        112,200   ++Nextel Partners, Inc. (Class A)                           880,770    0.2
             Services                                                                                --------------  ------
                                                                                                          4,152,770    0.7

                                                Total Common Stocks in the United States                464,253,362   75.4

                                                Total Investments in Common Stocks
                                                (Cost--$562,052,548)                                    603,263,978   98.0



                                  Face Amount   Short-Term Securities
             U.S. Government                    U.S. Treasury Bills:
             Obligations         $  2,500,000        0.94% due 11/13/2003                                 2,497,193    0.4
                                    1,750,000        0.92% due 12/26/2003                                 1,746,126    0.3
                                                                                                     --------------  ------
                                                                                                          4,243,319    0.7



                         Beneficial Interest/
                                  Shares Held
                                 $  6,487,979   Merrill Lynch Liquidity Series, LLC Cash                  6,487,979    1.0
                                                Sweep Series I**
                                 $ 88,740,227   Merrill Lynch Liquidity Series, LLC Money                88,740,227   14.4
                                                Market Series I** (a)
                                   47,783,199   Merrill Lynch Premier Institutional Fund** (a)           47,783,199    7.8
                                                                                                     --------------  ------
                                                                                                        143,011,405   23.2

                                                Total Investments in Short-Term Securities
                                                (Cost--$147,254,752)                                    147,254,724   23.9


                                    Number of
                                    Contracts   Options Purchased
             Put Options                8,449   Computer Associates International, Inc.,
             Purchased                          expiring January 2004 at USD 25, Broker Deutsche
                                                Bank AG                                                   1,478,575    0.2
                                        2,250   Intel Corporation, expiring October 2003 at
                                                USD 20, Broker Goldman Sachs                                 11,250    0.0
                                        2,772   SAP AG (Systeme, Anwendungen, Produkte in der
                                                Datenverarbeitung) (ADR), expiring January 2004
                                                at USD 30, Broker CitiGroup & Global Market                 693,000    0.1

                                                Total Options Purchased (Cost--$2,136,648)                2,182,825    0.3

                                                Total Investments (Cost--$711,443,948)                  752,701,527  122.2



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003



Schedule of Investments (concluded)
                                    Number of                                                       Value        Percent of
                                    Contracts   Options Written                               (in U.S. dollars)  Net Assets
             Call Options              10,000   Nortel Networks Corporation, expiring December       $    (250,000)    0.0%
             Written                            2003 at USD 5, Broker Deutsche Bank AG

                                                Total Options Written
                                                (Premiums Received--$489,977)                             (250,000)    0.0

             Total Investments, Net of Options Written (Cost--$710,953,971)                             752,451,527  122.2
             Short Sales (Proceeds--$2,681,924) (b)                                                     (2,520,400)   (0.4)
             Liabilities in Excess of Other Assets                                                    (134,189,217)  (21.8)
                                                                                                     --------------  ------
             Net Assets                                                                              $  615,741,910  100.0%
                                                                                                     ==============  ======

++Non-income producing security.

++++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*American Depositary Receipts (ADR).

**Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section
2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                      Interest/
                                         Net           Dividend
Affiliate                              Activity          Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I          $(5,254,650)        $82,250
Merrill Lynch Liquidity Series,
   LLC Money Market Series I        $  8,337,827        $46,866
Merrill Lynch Premier
   Institutional Fund                (5,818,401)        $27,692


(a)Security was purchased with the cash proceeds from securities loans.

(b)Covered short sales entered into as of September 30, 2003 were as follows:


Shares                     Issue                       Value

40,000        Lexmark International (Class A)     $ (2,520,400)
                                                  -------------
Total (Proceeds--$2,681,924)                      $ (2,520,400)
                                                  =============

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003


Statement of Assets and Liabilities

As of September 30, 2003
Assets

               Investments, at value (including securities loaned of $128,772,285)
               (identified cost--$709,307,300)                                                              $   750,518,702
               Options purchased, at value (cost--$2,136,648)                                                     2,182,825
               Foreign cash (cost--$147,991)                                                                        150,667
               Receivables:
                 Securities sold                                                          $    17,847,488
                 Capital shares sold                                                              667,121
                 Dividends                                                                         32,750
                 Securities lending--net                                                           18,118
                 Interest                                                                          13,531        18,579,008
                                                                                          ---------------
               Prepaid registration fees and other assets                                                           625,427
                                                                                                            ---------------
               Total assets                                                                                     772,056,629
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned, at value                                                        136,523,426
               Common stock sold short, at value (proceeds--$2,681,924)                                           2,520,400
               Options written, at value (premiums received--$489,977)                                              250,000
               Payables:
                 Securities purchased                                                          13,135,352
                 Capital shares redeemed                                                        1,559,727
                 Custodian bank                                                                 1,090,571
                 Other affiliates                                                                 862,344
                 Distributor                                                                      303,825
                 Investment adviser                                                                67,874
                 Short sale dividends                                                               1,200        17,020,893
                                                                                          ---------------   ---------------
               Total liabilities                                                                                156,314,719
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   615,741,910
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Common Stock, $.10 par value, 100,000,000
               shares authorized                                                                            $     1,529,263
               Class B Shares of Common Stock, $.10 par value, 200,000,000
               shares authorized                                                                                  3,589,318
               Class C Shares of Common Stock, $.10 par value, 100,000,000
               shares authorized                                                                                  1,013,511
               Class I Shares of Common Stock, $.10 par value, 100,000,000
               shares authorized                                                                                  2,992,767
               Class R Shares of Common Stock, $.10 par value, 200,000,000
               shares authorized                                                                                          2
               Paid-in capital in excess of par                                                               1,896,360,827
               Accumulated investment loss--net                                           $   (5,589,010)
               Accumulated realized capital losses on investments and foreign
               currency transactions--net                                                 (1,325,829,478)
               Unrealized appreciation on investments and foreign currency
               transactions--net                                                               41,674,710
                                                                                          ---------------
               Total accumulated losses--net                                                                (1,289,743,778)
                                                                                                            ---------------
               Net assets                                                                                   $   615,741,910
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $104,868,878 and 15,292,627
               shares outstanding                                                                           $          6.86
                                                                                                            ===============
               Class B--Based on net assets of $236,490,074 and 35,893,175
               shares outstanding                                                                           $          6.59
                                                                                                            ===============
               Class C--Based on net assets of $66,672,581 and 10,135,105
               shares outstanding                                                                           $          6.58
                                                                                                            ===============
               Class I--Based on net assets of $207,710,241 and 29,927,668
               shares outstanding                                                                           $          6.94
                                                                                                            ===============
               Class R--Based on net assets of $135.53 and 20.33
               shares outstanding                                                                           $          6.67
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003



Statement of Operations

For the Six Months Ended September 30, 2003
Investment Income

               Interest                                                                                     $       451,721
               Dividends (net of $77,813 foreign withholding tax)                                                   383,312
               Securities lending--net                                                                               74,558
                                                                                                            ---------------
               Total income                                                                                         909,591
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     2,853,588
               Account maintenance and distribution fees--Class B                               1,120,360
               Transfer agent fees--Class B                                                       649,605
               Transfer agent fees--Class I                                                       462,375
               Account maintenance and distribution fees--Class C                                 312,543
               Professional fees                                                                  258,242
               Transfer agent fees--Class A                                                       235,858
               Transfer agent fees--Class C                                                       200,099
               Account maintenance fees--Class A                                                  119,986
               Accounting services                                                                102,354
               Printing and shareholder reports                                                    45,795
               Custodian fees                                                                      35,735
               Registration fees                                                                   29,880
               Directors' fees and expenses                                                        24,356
               Pricing fees                                                                         7,390
               Dividend expense                                                                     1,200
               Other                                                                               19,574
                                                                                          ---------------
               Total expenses                                                                                     6,478,940
                                                                                                            ---------------
               Investment loss--net                                                                             (5,569,349)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

               Realized gain (loss)from:
                 Investments--net                                                              27,744,497
                 Foreign currency transactions--net                                                 (897)        27,743,600
                                                                                          ---------------
               Change in unrealized appreciation/depreciation on:
                 Investments--net                                                             176,958,830
                 Foreign currency transactions--net                                                15,580       176,974,410
                                                                                          ---------------   ---------------
               Total realized and unrealized gain on investments and foreign
               currency transactions--net                                                                       204,718,010
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $   199,148,661
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003



Statements of Changes in Net Assets
                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                           September 30,        March 31,
Increase (Decrease) in Net Assets:                                                              2003               2003
Operations

               Investment loss--net                                                       $   (5,569,349)   $  (11,705,419)
               Realized gain (loss) on investments and foreign currency
               transactions--net                                                               27,743,600     (283,253,042)
               Change in unrealized appreciation/depreciation on investments
               and foreign currency transactions--net                                         176,974,410      (93,806,651)
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations                199,148,661     (388,765,112)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net decrease in net assets from capital share transactions                    (34,398,513)     (173,642,863)
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                        164,750,148     (562,407,975)
               Beginning of period                                                            450,991,762     1,013,399,737
                                                                                          ---------------   ---------------
               End of period*                                                             $   615,741,910   $   450,991,762
                                                                                          ===============   ===============
                 *Accumulated investment loss--net                                        $   (5,589,010)   $      (19,661)
                                                                                          ===============   ===============

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003



Financial Highlights
                                                                                           Class A+++++
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                            September 30,          For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     4.72   $     7.99   $     9.81   $    29.68   $    13.56
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net++                             (.05)        (.09)        (.12)        (.16)        (.20)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   2.19       (3.18)       (1.70)      (18.89)        16.32
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    2.14       (3.27)       (1.82)      (19.05)        16.12
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions in excess of
               realized gain on investments--net                     --           --           --        (.82)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     6.86   $     4.72   $     7.99   $     9.81   $    29.68
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share             45.34%+++     (40.93%)     (18.55%)     (65.88%)      118.88%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                          1.92%*        1.94%        1.67%        1.41%        1.37%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                            (1.60%)*      (1.55%)      (1.30%)       (.78%)       (.98%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  104,869   $   73,949   $  142,697   $  176,188   $  473,672
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                55.76%       78.42%      165.34%      122.11%       60.03%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

+++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003



Financial Highlights
                                                                                             Class B
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                            September 30,          For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     4.55   $     7.78   $     9.62   $    29.28   $    13.48
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net++                             (.07)        (.13)        (.19)        (.33)        (.35)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   2.11       (3.10)       (1.65)      (18.58)        16.15
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    2.04       (3.23)       (1.84)      (18.91)        15.80
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions in excess of
               realized gain on investments--net                     --           --           --        (.75)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     6.59   $     4.55   $     7.78   $     9.62   $    29.28
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share             44.84%+++     (41.52%)     (19.13%)     (66.16%)      117.21%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                          2.76%*        2.78%        2.47%        2.18%        2.13%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                            (2.44%)*      (2.41%)      (2.10%)      (1.55%)      (1.75%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  236,490   $  181,756   $  474,172   $  702,671   $2,234,836
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                55.76%       78.42%      165.34%      122.11%       60.03%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003



Financial Highlights
                                                                                             Class C
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                            September 30,          For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     4.55   $     7.77   $     9.62   $    29.28   $    13.48
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net++                             (.07)        (.13)        (.19)        (.33)        (.35)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   2.10       (3.09)       (1.66)      (18.58)        16.15
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    2.03       (3.22)       (1.85)      (18.91)        15.80
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions in excess of
               realized gain on investments--net                     --           --           --        (.75)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     6.58   $     4.55   $     7.77   $     9.62   $    29.28
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share             44.62%+++     (41.44%)     (19.23%)     (66.16%)      117.21%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                          2.82%*        2.85%        2.51%        2.19%        2.14%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                            (2.50%)*      (2.48%)      (2.14%)      (1.56%)      (1.76%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   66,673   $   50,295   $  123,955   $  153,446   $  446,669
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                55.76%       78.42%      165.34%      122.11%       60.03%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003



Financial Highlights
                                                                                           Class I+++++
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                            September 30,          For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     4.77   $     8.06   $     9.86   $    29.81   $    13.59
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net++                             (.04)        (.07)        (.10)        (.11)        (.16)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   2.21       (3.22)       (1.70)      (18.99)        16.38
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    2.17       (3.29)       (1.80)      (19.10)        16.22
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions in excess of
               realized gain on investments--net                     --           --           --        (.85)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     6.94   $     4.77   $     8.06   $     9.86   $    29.81
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share             45.49%+++     (40.82%)     (18.26%)     (65.82%)      119.35%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                          1.67%*        1.69%        1.42%        1.17%        1.11%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                            (1.35%)*      (1.30%)      (1.05%)       (.53%)       (.70%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  207,710   $  144,992   $  272,576   $  339,412   $  853,810
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                55.76%       78.42%      165.34%      122.11%       60.03%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

+++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003



Financial Highlights (concluded)
                                                                                                     Class R

The following per share data and ratios have been derived                                  For the Six      For the Period
from information provided in the financial statements.                                     Months Ended   January 3, 2003++
                                                                                          September 30,      to March 31,
Increase (Decrease) in Net Asset Value:                                                        2003              2003
Per Share Operating Performance

               Net asset value, beginning of period                                          $     4.57          $     4.92
                                                                                             ----------          ----------
               Investment loss--net++++                                                           (.02)               (.01)
               Realized and unrealized gain (loss) on investments and foreign currency
               transactions--net                                                                   2.12               (.34)
                                                                                             ----------          ----------
               Total from investment operations                                                    2.10               (.35)
                                                                                             ----------          ----------
               Net asset value, end of period                                                $     6.67          $     4.57
                                                                                             ==========          ==========

Total Investment Return**

               Based on net asset value per share                                             45.95%+++          (7.11%)+++
                                                                                             ==========          ==========

Ratios to Average Net Assets

               Expenses                                                                          2.17%*              2.17%*
                                                                                             ==========          ==========
               Investment loss--net                                                            (1.85%)*            (1.46%)*
                                                                                             ==========          ==========

Supplemental Data

               Net assets, end of period (in thousands)                                      $  --+++++          $  --+++++
                                                                                             ==========          ==========
               Portfolio turnover                                                                55.76%              78.42%
                                                                                             ==========          ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Based on average shares outstanding.

+++Aggregate total investment return.

+++++Amount is less than $1,000.

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003




Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003




Notes to Financial Statements (continued)


* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003




Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Custodian bank--The Fund recorded an amount payable to the custodian bank resulting from a timing difference of security transaction settlements.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund not exceeding $1 billion, 0.95% of the average net assets of the Fund in excess of $1 billion but not exceeding $2 billion and 0.90% in excess of $2 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003




Notes to Financial Statements (continued)


Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Fund Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance       Distribution
                                  Fee                Fee

Class A                          .25%                 --
Class B                          .25%               .75%
Class C                          .25%               .75%
Class R                          .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended September 30, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                 FAMD             MLPF&S

Class A                        $1,237            $18,743
Class I                        $   68            $ 1,073


For the six months ended September 30, 2003, MLPF&S received contingent deferred sales charges of $111,608 and $1,276 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of September 30, 2003, the Fund lent securities with a value of $13,231,363 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended September 30, 2003, MLIM, LLC received $30,271 in securities lending agent fees.

In addition, MLPF&S received $245,100 in commissions on the execution of portfolio security transactions for the Fund for the six months ended September 30, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2003, the Fund reimbursed
MLIM $5,962 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2003 were $303,883,566 and $343,306,229, respectively.

Net realized gains (losses) for the six months ended September 30, 2003 and net unrealized gains (losses) as of September 30, 2003 were as follows:


                                        Realized         Unrealized
                                  Gains (Losses)     Gains (Losses)

Long-term investments            $    30,310,713    $    41,211,430
Short-term investments                       304               (28)
Short sales                            (629,964)            161,524
Financial futures contracts               44,712                 --
Options purchased                    (1,643,678)             46,177
Options written                        (337,590)            239,977
Foreign currency transactions              (897)             15,630
                                 ---------------    ---------------
Total                            $    27,743,600    $    41,674,710
                                 ===============    ===============


As of September 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $16,375,471, of which $92,499,837 related to appreciated securities and $76,124,366 related to depreciated securities. The aggregate cost of investments, including options, at September 30, 2003 for Federal income tax purposes was $736,076,056.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003




Notes to Financial Statements (continued)


Transactions in call options written for the six months ended
September 30, 2003 were as follows:


                                       Number of           Premiums
                                       Contracts           Received

Outstanding call options
   written, beginning
   of period                               4,150    $       775,478
Options written                           19,408          2,120,289
Options closed                          (12,058)        (2,384,791)
Options expired                          (1,500)           (20,999)
                                 ---------------    ---------------
Outstanding call options
   written, end of period                 10,000    $       489,977
                                 ===============    ===============


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $34,398,513 and $173,642,863 for the six months ended September 30, 2003 and for the year ended March 31, 2003, respectively. Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
September 30, 2003++                      Shares             Amount

Shares sold                            1,146,214    $     7,359,207
Automatic conversion of shares           901,433          5,491,825
                                 ---------------    ---------------
Total issued                           2,047,647         12,851,032
Shares redeemed                      (2,423,237)       (15,164,873)
                                 ---------------    ---------------
Net decrease                           (375,590)    $   (2,313,841)
                                 ===============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                                  Dollar
Ended March 31, 2003++                    Shares             Amount

Shares sold                            1,450,602    $     7,447,245
Automatic conversion of shares         3,575,127         19,404,061
                                 ---------------    ---------------
Total issued                           5,025,729         26,851,306
Shares redeemed                      (7,213,071)       (39,829,454)
                                 ---------------    ---------------
Net decrease                         (2,187,342)    $  (12,978,148)
                                 ===============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the
Six Months Ended                                             Dollar
September 30, 2003                        Shares             Amount

Shares sold                            3,082,119    $    18,277,740
Shares redeemed                      (6,166,091)       (36,601,935)
Automatic conversion of shares         (935,828)        (5,491,825)
                                 ---------------    ---------------
Net decrease                         (4,019,800)    $  (23,816,020)
                                 ===============    ===============



Class B Shares for the Year                                  Dollar
Ended March 31, 2003                      Shares             Amount

Shares sold                            4,771,285    $    24,507,794
Shares redeemed                     (22,133,497)      (118,654,711)
Automatic conversion of shares       (3,688,320)       (19,404,061)
                                 ---------------    ---------------
Net decrease                        (21,050,532)    $ (113,550,978)
                                 ===============    ===============



Class C Shares for the
Six Months Ended                                             Dollar
September 30, 2003                        Shares             Amount

Shares sold                              514,446    $     2,983,646
Shares redeemed                      (1,437,870)        (8,424,248)
                                 ---------------    ---------------
Net decrease                           (923,424)    $   (5,440,602)
                                 ===============    ===============



Class C Shares for the Year                                  Dollar
Ended March 31, 2003                      Shares             Amount

Shares sold                              583,066    $     3,108,848
Shares redeemed                      (5,470,034)       (29,417,558)
                                 ---------------    ---------------
Net decrease                         (4,886,968)    $  (26,308,710)
                                 ===============    ===============



Class I Shares for the
Six Months Ended                                             Dollar
September 30, 2003++                      Shares             Amount

Shares sold                            4,056,418    $    25,453,278
Shares redeemed                      (4,519,983)       (28,281,328)
                                 ---------------    ---------------
Net decrease                           (463,565)    $   (2,828,050)
                                 ===============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                                  Dollar
Ended March 31, 2003++                    Shares             Amount

Shares sold                            7,600,446    $    41,602,681
Shares redeemed                     (11,034,886)       (62,407,808)
                                 ---------------    ---------------
Net decrease                         (3,434,440)    $  (20,805,127)
                                 ===============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003




Notes to Financial Statements (concluded)


Class R Shares for the
Six Months Ended                                             Dollar
September 30, 2003                        Shares             Amount

Shares sold                                   --    $            --
                                 ---------------    ---------------
Net increase                                  --    $            --
                                 ===============    ===============



Class R Shares for the
Period January 3, 2003++                                     Dollar
to March 31, 2003                         Shares             Amount

Shares sold                                   20    $           100
                                 ---------------    ---------------
Net increase                                  20    $           100
                                 ===============    ===============

++Commencement of operations.



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended September 30, 2003.


6. Capital Loss Carryforward:
On March 31, 2003, the Fund had a net capital loss carryforward of $1,226,561,152, of which $2,823,304 expires in 2006; $40,970,523 expires in 2008; $37,623,208 expires in 2009; $918,433,560 expires in 2010; and $226,710,557 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003




Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
Robert C. Doll, Jr., Senior Vice President
David Poiesz, Senior Vice President
Phillip S. Gillespie, Secretary



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., SEPTEMBER 30, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Technology Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Global Technology Fund, Inc.


Date: November 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Global Technology Fund, Inc.


Date: November 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Technology Fund, Inc.


Date: November 21, 2003




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.